October 19, 2005

Innovation

A Heartland Industrial Partners’ Company

Investor Communications Meeting

Growth

Industry

This document  contains “forward-looking” statements, as that term is defined by the federal securities laws, about our financial condition, results of operations and business. Forward-looking statements include certain anticipated, believed, planned, forecasted, expected, targeted and estimated results along with TriMas’ outlook concerning future results. The words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts,” or future or conditional verbs, such as “will,” “should,” “could,” or “may,” and variations of such words or similar expressions are intended to identify forward-looking statements.  All forward-looking statements, including, without limitation, management’s examination of historical operating trends and data are based upon our current expectations and various assumptions.  Our expectations, beliefs and projections are expressed in good faith and we believe there is a reasonable basis for them.  However, there can be no assurance that management’s expectations, beliefs and projections will be achieved.  These forward-looking statements are subject to numerous assumptions, risks and uncertainties and accordingly, actual results may differ materially from those expressed or implied by the forward-looking statements.  We caution readers not to place undue reliance on the statements, which speak only as of the date of this document.  The cautionary statements set forth above should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.  We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events.  Risks and uncertainties that could cause actual results to vary materially from those anticipated in the forward-looking statements included in this document include general economic conditions in the markets in which we operate and industry-based factors such as: technological developments that could competitively disadvantage us, increases in our raw material, energy, and healthcare costs, our dependence on key individuals and relationships, exposure to product liability, recall  and warranty claims, compliance with environmental and other regulations, and competition within our industries.  In addition, factors more specific to us could cause actual results to vary materially from those anticipated in the forward-looking statements included in this document such as our substantial leverage, limitations imposed by our debt instruments, our ability to successfully pursue our stated growth strategies and opportunities, including our ability to identify attractive and other strategic acquisition opportunities and to successfully integrate acquired businesses and complete actions we have identified as providing cost-saving opportunities.

Safe Harbor Statement

Manufacturing – Goshen, IN;
Huntsville, ON; Elkhart, IN

Products – Towing Products,
Functional Vehicle Accessories
and Cargo Management
Solutions

Distribution – Installers,
Distributors, Automotive OEM,
and retail segments

Manufacturing – Sheffield, PA

Products – Towing Products,
Functional Vehicle Accessories
and Cargo Management
Solutions

Distribution – Mass
Merchants, Auto Specialty,
Program/Buying Groups

Manufacturing – Wakerley,
Brisbane, Sydney, Australia;
Chonburi Province, Thailand

Products – Towing, Trailering,
vehicle accessory, and cargo
management solutions

Distribution – Automotive OE
and Aftermarket

Products – Brake Controls,
Breakaway Systems, Brake
Accessories, Electrical
Converters

Distribution – Automotive
OEM, Trailer OEM, Marine,
RV, Agricultural/Utility

Manufacturing – Tekonsha,
MI; Albion, IN; Reynosa, MX

Manufacturing – Mosinee, WI;
Juarez, MX

Products – Trailer Products
and Accessories

Distribution – Trailer OEM,
Wholesale-distributor

Six Months Ended June 30

16.4%

11.2%

   % margin ……………………

46.0

31.6

Segment Adjusted EBITDA …

$

280.0

$

283.0

Net Sales ….…….…….…..….

2004

2005

Plymouth, Michigan

Plymouth, Michigan

Melbourne, Australia

Solon, Ohio

Tekonsha, Michigan

Mosinee, Wisconsin

Cequent
Australia

Cequent
Consumer Products

Cequent
Electrical Products

Cequent
Trailer  Products

Cequent
Towing Products

Cequent Transportation Accessories

Cequent Major Facilities

Goshen, IN

South Bend, IN

Mosinee, WI

Juarez, Mexico

Tekonsha, MI

Reynosa, Mexico

2005 (June 30, LTM) Total Cequent Net Sales …. $514.3 Million

Cequent Sales by Business Unit

Cequent Sales by Region

Cequent’s Sales Mix

Trailer
  20%

Australia
11%

Towing
36%

Consumer
22%

Electrical
11%

Asia-
Pacific
11%

North
America
89%

Cequent’s Sales Mix

Cequent Sales by Distribution Channel

Installer 19%

Big Box
Retail
16%

Spec. Retail
7%

RV
25%

Ag/Utility
15%

Auto OEM
4%

Marine
4%

Auto Dealer
10%

Market Overview - Recreational Vehicle Segment

U.S. RV Segment by Product Group

SOURCE: RVIA

2004 U.S. RV Market ……. $14.0 billion

(Retail Value)

Total U.S. Towable RV Trailer Market

SOURCE: RVIA

2004 U.S. Towable Trailer Market … $5.8 billion

(Retail Value)

RV Shipment Historical Volume Growth

Total Shipments
(in thousands)

*Pull ahead due to Katrina

0

50

100

150

200

250

300

350

400

450

163

203

228

259

247

248

255

293

321

300

257

307

320

370

370*

340

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005F

2006F

Towables
24%

Motorhomes
76%

Truck
Campers
3%

Folding
Camping
Trailers
4%

Conventional
Travel Trailers
47%

Fifth Wheel
Trailers
46%

1991-2005 CAGR ……. 5.8%

Total unit shipments will be down slightly in 2005.
Katrina caused a significant pull ahead into 2005,
normalized shipments expected to be flat 2005 to
2006.  Industry expect volumes to reach 500,000 as
demographics continue to improve.

Perhaps the best news of all for the RV industry was
the increase in dollar values of shipments.  Total
retail value of all RV shipments in 2004 rose an
impressive 15% to set an all time record high of over
$15 billion.  The continued strength in RV shipments
as demonstrated by these growth trends reflects the
strong appeal of the RV lifestyle to a broadening
consumer base.

7

SOURCE:

Recreation Vehicle Industry Association, Crove Capital Markets Research

NOTE:

Does not include conversion vehicle shipments; dotted line represents a normalized shipment trend, which was calculated using regression analysis.

Market Overview – RV Segment Demand Drivers

SOURCE: Econstats.com

SOURCE: Energy Information Administration, conventional regular gasoline prices, U.S. Gulf Coast delivered.

(Cents per
Gallon)

(%
rate)

SOURCE: U.S. Census Bureau.

(U.S. population)

($ in
millions)

Jan- 98

Jan- 99

Jan- 00

Jan. 01

Jan. 02

Jan. 03

Jan. 04

Jan. 05

Sep. 05

0

2

4

6

8

10

2000

2004

   Under 5

   15 to 19

   30 to 34

   45 to 49

   60 to 64

   75 to 79

   90 to 94

0

5

10

15

20

25

0

20

40

60

80

100

120

140

160

180

Jan-98

Jan-99

Jan-00

Jan. 01

Jan. 02

Jan. 03

Jan. 04

Jan. 05

June. 05

Sep. 05

( Years)

U.S. Population by Age Group

Regular Unleaded Gasoline Prices Have Been on the Rise

Driving Age Population Growth is Driving Fleet Growth and Increased Consumer Spending

U.S. Prime Lending Rate Sept. 2005 – 6.75%

U.S. Prime Lending Rate

U.S. Wholesale Price of Unleaded Regular Gas Sept. -05 ... $2.80

The U.S. prime lending rate has
been increasing.  Industry experts
believe that increasing lending rates
have more impact on RV demand
than the price of gasoline.  Length of
trip can always be reduced.

The U.S. population by age group
statistics indicate that the high
income age groups from 40 years old
to 60 years olds, baby boomers,
have increased by over 7.6 million
since 1998.  By the end of the
decade, the number of consumers
aged 50 to 64 will total 57 million,
38% higher than in 2000.

Growth in the high income age group
is a positive factor in supporting
recreational vehicle and aftermarket
accessory product consumer
demand.

Regular unleaded gasoline prices,
while at all time highs, have less
impact on RV demand than interest
rates and disposable income which
rose 1.4% in Q2 of 2005 vs. the
2.9% decline in Q1.

Market Overview - Marine Segment

SOURCE: NMMA

SOURCE: NMMA

SOURCE: NMMA

Total
Retail
Sales
(in
thou-
sands)

Total
Retail
Sales
(in mil-
lions)

100

125

150

175

200

225

250

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

133

147

163

176

207

194

181

174

168

136

141

131

134

14

15

16

17

18

16.3

16.3

16.2

16.2

15.4

15.8

16.2

16.6

16.8

17.0

17.2

17.4

17.5

17.6

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

Canoes
11%

PWC
9%

Outboards
26%

Sterndrive
8%

Kayaks
41%

Sailboats
2%

Jet Boats
1%

Inboards
2%

Boat trailer sales peaked in 1995 and have declined
steadily until 2001, growing slightly in 2002.

2002 showed signs of a cyclical rebound in trailer sales.

The total estimated number of boats owned has
increased over the past eleven years at slow rate of 0.6%
annually.

The type of watercraft owned in the U.S is broad,
including kayaks, outboard power boats, canoes,
personal watercrafts, stern drive boats, inboard boats,
sailboats and jet boats.

All of the marine product segments require a towing,
trailer or accessory product to transport, providing
additional demand for towing and trailer products.

Boat Trailer Unit Sales

U.S. Marine Segment by Type of Product

Total Recreational Boats Owned in the U.S.

1991-2004 CAGR ……. 0.6%

2004 Total Unit Sales ……. 838,500

1991-2004 CAGR ……. 0.1%

Market Overview - Other Market Segments

SOURCE: Census of Agriculture 1992 and 2002
(1) Horses and ponies and farms reporting horses and ponies.

(horses in
thousands)

SOURCE: Trailer Body Builders

(Industrial
trailers in units)

SOURCE: U.S. Census Bureau

1997

1998

1999

2000

2001

2002

2003

2004

50,000

100,000

150,000

200,000

250,000

300,000

350,000

1,500

2,000

2,500

3,000

3,500

4,000

1992

1997

2002

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

0

1

2

3

4

5

The U.S. trailer production cycle typically follows GDP
growth.  Current estimates of GDP growth in 2005 and
2006 are 3.6% and 3.2%, respectively.

The light industrial and utility trailer segments generally
follow the same trends as light vehicle aftermarket macro
demand as most of these consumers are using these
trailers for personal use hobbies.

Equestrian trailer industry has very few published
statistics to track demand, however, the U.S. farm
population of horses has increased at an annual rate of
1.7% over the past ten years providing an indicator of
corresponding growth in the equestrian trailer market.

CAGR

1997-2002… - 1.7%

CAGR

1992-2002 … 12.2%

U.S. Equestrian(1) Population

U.S. Gross Domestic Product YOY % Change

U.S. Industrial Trailer Production

Market Overview - Agricultural Equipment

North American Agricultural Equipment Demand

SOURCE:  Freedonia

SOURCE:  U.S. Census Bureau

U.S. Farm Machinery and Equipment Shipments

($ millions)

CAGR

1989-2004 … 1.9%

2004-2009 … 3.3%

Forecast

($ millions)

Jan-98

Jul-98

Jan-99

Jul-99

Jan-00

Jul-00

Jan-01

Jul-01

Jan-02

Jul-02

Jan-03

Jul-03

Jan-04

Jul-04

Jan-05

$20,000

$22,000

$24,000

$26,000

$28,000

$5,000

$10,000

$15,000

$20,000

1989

1994

1999

2000

2001

2002

2003

2004

2009

The three largest agricultural equipment buying regions of the World are Western Europe, Asia-Pacific and North America
accounting for 88% of total World demand.

Fredonia predicts demand in North America for agricultural equipment will grow at an average annual rate of 3.5% over the next five years.

Historically, agricultural equipment demand in North America has grown more slowly at 1.0%, however, this measurement in growth does not account for peak demand in the mid-1990’s.

A recent positive indicator, U.S. farm machinery and equipment shipments are on the rise, 10% higher in January over a seasonally adjusted low in April 2003.

Cequent Road to Recovery (Profit Improvement)

Removed a layer of management

Elimination of 99 salaried positions

Initiated closure of four plants

Simplifying towing distribution systems

30% Towing SKU reduction project

Transfer Trailer products to Mexico

On Target to Exceed $15 Million Cost Structure Reduction

Aggressive stance with
retail/consumer customers

Offset operational cost (due to freight,
etc.) when possible

Reduce Cost Structure

Aggressive off-shore sourcing plan

Maximize leverage with steel supply
options

Raise Prices

Reduce Material Spending

Tom Benson, President

Industry

A Heartland Industrial Partners’ Company

Cequent Towing Products

Innovation

Growth

Cequent Towing Products – Market Share

Towing Products Market Share

Source:  Internal company estimates

Cequent
Towing,
50%

Other, 2%

Curt, 9%

Putnam,
5%

EZ-Lift, 8%

Valley, 26%

Cequent Towing: Extensive Product Portfolio

Standard Hitch

Storage Box

Roof Racks

Auxiliary
Lighting

Electric Lift Platform

(Shown with DPS Hitch)

Cargo Trays

Compact
Carriers

Folding Carrier

5TH WHEEL HITCHES
15,000 - 30,000 lbs

Rail Kits

Gooseneck
Systems

Custom Tube Steps

Side Window Air Deflector

Side Window Louvers

Tonneau Covers

Taillight
Covers

Hitch
Receivers

Cargo Table

Swing Away
Carrier

Bumper Pack

(Shown with DPS Hitch)

5th Wheel Hitches

Custombuilt Hitches

Ball Mounts
Hitch Balls

Dual Port System
(DPSTM ) Hitches
or
Standard Hitches

Connectors

Convertors

Adapters

Harnesses

Electrical

Hood Protection

Light Duty

Medium Duty

Heavy Duty

Front Mounted Receivers
& Accessories

Cequent Towing Trade Sales Breakdown

Source:  Internal company estimates

Installer/WD,
88%

OE, 12%

Balls &
Mounts,
5.0%

Fifth Wheel,
20.3%

WDH, 10.7%

Sway
Controls,
2.3%

Brake
Controls,
9.7%

Other
(wiring, pins,
racks),
12.5%

Hitches,
39.5%

  Installer Sales by Product Line

Sales by Channel

Cequent Towing Top Customers

Stag Parkway – Largest RV WD in
North America

Channel: RVWD

Toyota/Flex-N-Gate – TMMNA
635 Tacoma Project

Channel: Auto OE

U-Haul – Largest Purchaser of
Trailer Hitches of any Installer in
the US

Channel: Installer

Cequent Towing Top Customers

Rigid Hitch – Telemarketing-based
Business with no Field Sales
Force

Channel: Installer

E-Trailer – Leader in E-Commerce
Business in Towing Category

Channel: E-Commerce

Meyer Distribution – Third Largest
Truck Accessory Distributor in the
US

Channel: Truck Accessories

Cequent Towing - Market Update

Current Market Conditions

$3.00 gas has slowed the RV market and reduced disposable income (RV towables are down 7.9%
YTD)

Boat sales are off 1.8% YTD

End of automotive incentives have slowed vehicle sales

This is the slow time of the year

Opportunities

Expect a pick-up in Class I and II sales as more passenger cars are sold versus “already hitched”
SUV’s

Improved sales due to increased FTM (first to market) activity

Expect a slight increase in WDH (weight distributing hitch) sales as FEMA trailers hit the Gulf Coast

Threats

Concerns about interest rates and inflation have caused the RV trade to expect lower sales

Considerable talk in the marketplace about large distributors going offshore on a direct basis

Bob Lewis, President

Innovation

A Heartland Industrial Partners’ Company

Cequent Trailer & Electrical Products

Industry

Growth

Cequent Trailer & Electrical Products

Trailer Products

Electrical Products

Cequent Trailer & Electrical – Market Share

Trailer - Jacks

Trailer - Couplers

Source:  Internal company estimates

Electrical Products

Atwood, 21%

Shelby, 5%

Dutton
Lainson, 3%

Stallion, 1%

Binkley, 1%

Other, 8%

Cequent, 80%

Other (Jordan,
Hopkins), 8%

Kelsey-Hayes,
12%

Cequent, 49%

Other, 4%

Lainson, 8%

Shelby, 9%

Atwood, 30%

Cequent, 61%

Cequent Trailer & Electrical Products

Trailer/Electrical Trade Sales by Channel

Electrical – Sales by Product Line

Source:  Internal company estimates

Trailer – Sales by Product Line

Jacks, 46%

Lights, Kits &
Wiring, 6%

Locks, 3%

Accessories, 4%

Brakes, 2%

Fenders, 1%

Mounts, 1%

Service Kits, 1%

Winches, 8%

ATV Acc., 7%

Other, 6%

Couplers, 16%

Lighting
Products, 9.4%

Breakaway
Systems, 5.5%

Electrical &
Wiring, 5.8%

Other, 4.0%

Brake Controls,
72.6%

Brake
Hardware, 2.7%

Marine, 12%

OE Auto, 7%

OE RV, 2%

Retail, 16%

WD RV, 13%

Export/Misc.,
2%

AG & Indust.,
18%

Horse/Utility,
30%

Cequent Trailer & Electrical – Top Customers

Trailer/Electrical 2005 Initiatives – Revenue Growth

Trailer & Electrical 2005 Initiatives

Target opportunities include additional trailer
brake control options, manufactured electrical
control modules and integrated connectivity
within automotive OEM

Target opportunities for expansion in RV and
Specialty OEM include LED taillights and
couplers and jacks where Cequent has not
pursued business in the past

Target opportunities for expansion in RV
distribution include an LED taillights
replacement program, enhanced lighting line,
new trailer brake control technology and
couplers/ jacks where Cequent is not a
market share leader

Target opportunities in Horse, Livestock &
Utility include the introduction of new
electric jack, the introduction of new
gooseneck couplers in a HD capacity, the
enhanced lighting program and an enhanced
line of connectivity

Target opportunities in Marine Trailer
Manufacturers, Marine Distribution & Marine

Retail include LED based illumination, our
import jack expansion and the introduction of
our pivot coupler and actuator

The launch of a Bargman branded electrical t-
connect line in Q4

Electrical harness opportunities within the
Agricultural and Industrial channel

New category growth of couplers and jacks
within the RV OEM channel

Cequent Trailer Products – Market Update

Current Market Conditions

Trailer OEM Feeders currently busy with FEMA orders (dump and construction trailers in high demand)

Marine suffering from years of decreased demand, will be impacted by fuel costs even more

Ag and Industrial has been steady, impacted by fuel prices that consume budgets in lieu of capital purchases

Q4 will be stronger than previous estimates, could see some FEMA trailer build impact, some peripheral RV support

Opportunities

RV manufacturer penetration with steel parts and electrical

Off-shore sourcing

More Mexico production

Threats

Fuel prices impact travel, capital budgets for equipment, the “blue collar” marine purchases

Chinese imports and infringement of our patents, below market pricing

Cequent Electrical Products – Market Update

Trailer OEM Feeders currently busy with FEMA orders (dump and construction trailers in high demand)

RV distributors working off inventories this year, should buy into the Q4 dating for upcoming Q1 ’06 shows

RV OEM will add one month of sales of lighting products for FEMA in Q4

Auto OEM will remain constant in Q4

RV manufacturer penetration with steel parts and electrical with our consolidated sales channel approach

Lighting line expansion, new catalog, new products (i.e. LED)

Q1 ’06 rebuild of RV inventories on dealer lots

Chinese imports, below market pricing

Fuel prices on RV buyers

Cequent Electrical Products – Market Update

Cequent Electrical Products – Market Update

Current Market Conditions

Opportunities

Threats

Craig Manchen, President

Innovation

A Heartland Industrial Partners’ Company

Cequent Consumer Products

Industry

Growth

Cequent Consumer – Market Share

Loading Ramps

Tie Downs & Stretch Cords

Source:  Internal company estimates

Towing Accessories

Valley, 19%

MasterLock,

18%

Bully, 8%

Other, 8%

Cequent, 47%

Daws/Better

Built, 13%

Ohio Steel, 15%

Oxlite, 10%

Universal

Industrial, 7%

5-Star, 11%

Other , 7%

Cequent, 37%

Keeper, 20%

Allied, 14%

USA Products,
3%

Erickson, 2%

Joubert, 8%

Other, 4%

Home Depot

(PL), 7%

Lowes (PL),

10%

Cequent, 32%

Cequent Consumer Products

Load:

Anchor:

Secure:

Carry:

Organize:

Protect:

Cargo Management Products

LOAD

ANCHOR

SECURE

CARRY

ORGANIZE

PROTECT

A full line of aluminum, steel and plastic loading
ramps and ramp kits provide sturdy, safe loading of
motorcycles, ATVs, lawn tractors and other
equipment.

Anchor systems and hardware to anchor heavy
loads, attach tie downs, truck caps, toolboxes,
camper shells, over-the-rail bedliners, tonneau
covers, antenna mounts, cab extenders and more.

A complete line of tie downs, tarp straps, stretch
cords and bungee cords to meet all securing needs.
Products are available in a wide number of styles to
match specific use.

Products which expand vehicle carrying capacity,
which include roof top, rear and hitch mount carriers
for luggage, bikes and construction.

A wide range of products to organize vehicle and
garage, including the new award winning Space
Master cargo organizer, truck and storage nets,
cargo bars, and a complete line of garage
organization products.

Keeps vehicles looking SHOWROOM NEW with
Cargo Liners, Floor Guards, All Weather Floor Mats,
Hump Liners, and Splash Guards. Custom fit vehicle
protection for trucks, cars, vans, and SUVs.

Cequent Consumer Products

HITCHES

TOWING ACCESSORIES

TRAILER ACCESSORIES

ELECTRICAL & LIGHTING

Towing, Trailering and Electrical Products

31

Hitches:

Multi-fit and customer fit hitches for a wide range of

vehicles, from light duty to heavy duty applications.

Towing:

Complete range of towing accessories for any usage

application, including ball mounts, hitch balls, locking

accessories, heavy duty towing products, and safety

chains. Hitch Balls and ball mounts feature our

exclusive InterLock™ design.

Trailer:

Full line of trailer accessories to fit marine, utility and

agricultural trailers. Products include couplers, jacks,

winches, and wheel bearing kits.

Electrical:

Products that connect the towing vehicle to the

trailer, including, brake controls, adapters, universal

and custom electrical connectors, and wiring kits.

Lighting:

A broad line of trailer and towing lights for marine,

utility and agricultural trailers. Products provide

added safety and visibility, and include clearance

markers, reflectors, stop/turn/tail lights and

submersible light kits.

Cequent Consumer – Market Update

Retail sales of Towing/Tie Down/Trailer Products has been growing at a rate of 3-5% over the last four years

Retail sales in 2005 started very strong earlier in the year: 10% sales growth

Now experiencing softness in sales due to high gas prices (less disposable income and lower store traffic) – flat with last year

Retail market share growing on DIY (Do It Yourself) Towing Accessories
(e.g., non-application-specific hitches, balls, ball mounts, locks, etc.)

Retail market share also growing on DIY Tie Downs and Trailer Products
(easy to use products priced at a value)

Application-specific hitches buying through OE or Installer (hard to install, substantial retailer inventory commitment)

Consumers are looking for value (quality, name brand products, at fair prices)

Cequent Consumer – Opportunities & Threats

Competition is more experienced in off-
shore sourcing – CCP now has major
initiatives underway

Competition has focused on innovation to
penetrate our shelves – increasing our focus
on innovation

Consolidation of retail customers has
created extremely large customers with high
leverage

Some of these customers are looking to
source our products directly from Asian
sources

Reese brand name stand for quality to both
the consumer and retailer

Retailers understand the importance of the
Reese brand – worked with us during our
integration hardships in 2004

Currently raising pricing/profits on towing
items as customer service improves

Extending the Reese brand into other
product categories (Tie Downs, Electrical,
Lighting, Marine)

Switching production to lower cost Asian
sources, while maintaining strict quality
specifications

Consolidating warehousing/shipping of all
retail products for cost savings and ease of
servicing customers

Expect profitability and sales to grow
substantially in 2006 and beyond

Threats

Opportunities

Cequent Consumer - Opportunities (cont’d)

Top accounts offer significant growth potential

Major retailers are committed to double-digit growth

Combined, these retailers open hundreds of new stores each year

Acquisitions by major retailers are common, e.g.,

Advance Auto recently acquired American International (65 stores)
and Lappens Auto Parts (18 stores)

O’Reilly recently purchased Midwest Auto (65 stores)

Wal-Mart expanding globally

Ed Schwartz, Group President

Cequent Transportation Accessories

A Heartland Industrial Partners’ Company

Cequent Australia

Industry

Innovation

Growth

Cequent Australia

Australia Sales by Channel

Other, 7%

Towing
Aftermarket,
33%

Roof Racks
OE, 12%

Roof Racks
Aftermarket,
8%

Towing OE,
40%

Cequent Australia

Estimated Sales by Product

Top Customers

Toyota

Ford

Nissan

GM Holden

Subaru

Towing OE,
30%

Side Steps,
2%

Caravan &
Camping,
8%

Protection
Bars, 2%

Cargo
Barriers, 3%

Roof Rack
Accessories,
19%

Towing
Aftermarket,
36%

2006 Imperatives - Business Partners

TriMotive enjoys tremendous relationships with OE vehicle manufacturers

Represented with every marquee in Australia

Relationships with parent overseas (Japan, Thailand, Korea)

Awarded supplier

Q1

Toyota President Award

Nomination yearly since 2000

Established Corporate Organizations

Trust

IP

Stringent standards

Long term relationship building

Recognize value add

Expect continued investment

Innovation

Japan
FHI - Subaru

Brisbane OLD

Planned

Current

Ford

Mitsubishi

Nissan

Toyota

Subaru

Audi

Daewoo

SsangYong

Hidden

BMW

Daimler Chrysler

Porsche

Honda

Adelaide SA

Sydney NSW

Melbourne Victoria

38

Mitsubishi

Suzuki - Mayfair

Hyundai / Mobis

GM Daewoo

Toyota

Ford

Nissan

Renault

Mazda

Suzuki

Toyota Engineering

Alfa

Citroen

Mobis / Hyundai

Cequent Wrap-Up

Events beyond our control are impacting the Cequent group of companies

Gas prices

Weather (Katrina/Rita)

Economy

We are dealing with these events on a number of fronts

Sales initiatives

Cost reductions – Road to Recovery

Price increases – Road to Recovery

Customer/market tough decisions

We appreciate your support and thank you for attending

Q&A?

Thank You!

Innovation

A Heartland Industrial Partners’ Company

Industry

Growth